UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2015

LRR Energy, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35344	90-0708431
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Heritage Plaza

1111 Bagby Street, Suite 4600

Houston, Texas 77002

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (713) 292-9510

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

LRR Energy, L.P., a Delaware limited partnership (the “Partnership” or “LRR Energy”), previously entered into a Purchase Agreement and Plan of Merger, dated as of April 20, 2015 (the “Merger Agreement”), by and among Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”), Lighthouse Merger Sub, LLC, a Delaware limited liability company and a wholly owned indirect subsidiary of Vanguard, Lime Rock Management LP, a Delaware limited partnership (“Management”), Lime Rock Resources A, L.P., a Delaware limited partnership (“LRR A”), Lime Rock Resources B, L.P., a Delaware limited partnership (“LRR B”), Lime Rock Resources C, L.P., a Delaware limited partnership (“LRR C” and, together with LRR A and LRR B, the “Fund I Partnerships”), Lime Rock Resources II-A, L.P., a Delaware limited partnership (“LRR II-A”), Lime Rock Resources II-C, L.P., a Delaware limited partnership (“LRR II-C” and, together with the Fund I Partnerships, LRR II-A and Management, the “GP Sellers”), the Partnership and LRE GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner” and, together with the GP Sellers and the Partnership, the “Partnership Entities”). Simultaneously with the execution of the Merger Agreement, the Partnership entered into a Voting and Support Agreement, dated as of April 20, 2015, by and among the Partnership Entities and Vanguard. Also simultaneously with the execution of the Merger Agreement, Vanguard and the GP Sellers entered into a Registration Rights Agreement, dated as of April 20, 2015.

Amended Voting and Support Agreement

On May 21, 2015, the Partnership entered into an Amended and Restated Voting and Support Agreement (the “Amended Voting Agreement”), by and among the Partnership Entities and Vanguard. The Amended Voting Agreement provides the Fund I Partnerships the ability to sell up to 15% of their outstanding common units of the Partnership as of the date of the Amended Voting Agreement until the Expiration Date (as defined in the Amended Voting Agreement). The Amended Voting Agreement requires the GP Sellers for 90 days after the Closing Date (the “Limitation Period”) not to offer, pledge, sell, transfer or dispose of any Vanguard Units, enter into any swap or other agreement that transfers any of the economic consequences of ownership of Vanguard Units or make any demand for or exercise any right with respect to registration of Vanguard Units except in accordance with the Amended Registration Rights Agreement described below and sell or dispose of Vanguard Units in an underwritten offering other than pursuant to the Amended Registration Rights Agreement. The Amended Voting Agreement allows the GP Sellers on each trading day during the Limitation Period to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, an aggregate number of Vanguard Units not to exceed the Daily Volume Limitation (as defined in the Amended Voting Agreement).

The summary of the Amended Voting Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Amended Voting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Amended Registration Rights Agreement

On May 21, 2015, the Partnership entered into an Amended and Restated Registration Rights Agreement (the “Amended Registration Rights Agreement”). Pursuant to the Amended Registration Rights Agreement, (i) no later than the 14th day following the Closing Date (as defined in the Merger Agreement), Vanguard will file a shelf registration statement with the SEC or file a post-effective amendment to Vanguard’s existing Automatic Shelf Registration Statement on Form S-3 (File No. 333-202064) to permit the public resale of the Vanguard Units received by the GP Sellers as Merger Consideration and the GP Purchase Price (as such terms are defined in the Merger Agreement), and such shelf registration statements will become effective no later than 120 days after the Closing Date, and (ii) the GP Sellers will have the right to participate in future underwritten public offerings of Vanguard Units and to initiate an underwritten offering of the Vanguard Units received by the GP Sellers as Merger Consideration and the GP Purchase Price, subject to certain conditions.

The summary of the Amended Registration Rights Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Amended Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Consent

On May 21, 2015, the Partnership and the board of directors of the General Partner (the “Board”) entered into a consent (the “Consent”) with Vanguard in respect of the Merger Agreement. Pursuant to the terms and conditions of the Consent, the Board consented to the entry by Vanguard into a binding definitive agreement dated as of May 21, 2015 with Eagle Rock Energy Partners, L.P. (“Eagle Rock”), which contemplates the merger of a newly formed, wholly owned subsidiary of Vanguard with and into Eagle Rock, with Eagle Rock continuing as the surviving entity and becoming a wholly owned subsidiary of Vanguard as a result of the transaction. The foregoing description of the Consent does not purport to be complete, and is qualified in its entirety by reference to the full text of the Consent, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements

The Amended Voting Agreement and the Amended Registration Rights Agreement and the above descriptions have been included to provide investors and unitholders with information regarding the terms of the Amended Voting Agreement and the Amended Registration Rights Agreement. They are not intended to provide any other factual information about the Partnership, Vanguard or their respective subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Amended Voting Agreement and the Amended Registration Rights Agreement were made only for purposes of those agreements and as of specific dates; and were solely for the benefit of the respective parties to the Amended Voting Agreement and the Amended Registration Rights Agreement. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Partnership, Vanguard or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Amended Voting Agreement and the Amended Registration Rights Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Partnership or Vanguard. Accordingly, investors should read the representations and warranties in the Amended Voting Agreement and the Amended Registration Rights Agreement not in isolation but only in conjunction with the other information about the Partnership, Vanguard and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission (the “SEC”).

Important Information and Where to Find It

In connection with the proposed merger, Vanguard intends to file with the SEC a Registration Statement on Form S-4 that will include a preliminary proxy statement of LRR Energy that also constitutes a preliminary prospectus of Vanguard.  A definitive proxy statement/prospectus will be sent to security holders of LRR Energy seeking their approval with respect to the proposed merger.  Vanguard and LRR Energy also plan to file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other documents filed by Vanguard and LRR Energy with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Vanguard will be available free of charge on Vanguard’s internet website at http://www.vnrllc.com or by contacting Vanguard’s Investor Relations Department by email at investorrelations@vnrllc.com or by phone at (832) 327-2234.  Copies of the documents filed with the SEC by LRR Energy will be available free of charge on LRR Energy’s internet website at http://www.lrrenergy.com or by contacting LRR Energy’s Investor Relations Department by email at info@lrrenergy.com or by phone at (713) 345-2145.

Participants in the Solicitation

Vanguard, LRR Energy, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies in connection with the proposed merger. Investors and security holders may obtain information regarding Vanguard’s directors, executive officers and other members of its management and employees in Vanguard’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, Vanguard’s proxy statement for its 2015 annual meeting, which was filed with the SEC on April 20, 2015, and any subsequent statements of changes in beneficial ownership on file with the SEC.  Investors and security holders may obtain information regarding LRR

Energy’s directors, executive officers and other members of their management and employees in LRR Energy’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 4, 2015, and any subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1

Amended and Restated Registration Rights Agreement, dated as of May 21, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P.

10.1

Amended and Restated Voting and Support Agreement, dated as of May 21, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., LRR Energy, L.P., LRE GP, LLC, Lime Rock Management LP, Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P.

99.1	Consent dated as of May 21, 2015 among Vanguard Natural Resources, LLC, the board of directors of LRE GP, LLC and LRR Energy, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LRR ENERGY, L.P.

	By:	LRE GP, LLC,
its general partner

Date: May 26, 2015	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1

Amended and Restated Registration Rights Agreement, dated as of May 21, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P.

10.1

Amended and Restated Voting and Support Agreement, dated as of May 21, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., LRR Energy, L.P., LRE GP, LLC, Lime Rock Management LP, Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P.

99.1	Consent dated as of May 21, 2015 among Vanguard Natural Resources, LLC, the board of directors of LRE GP, LLC and LRR Energy, L.P.